SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               December 23, 2003
                       ----------------------------------
                       (Date of earliest event reported)


                             Net Perceptions, Inc.
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-25781             41-1844584
--------------------------------   ---------------------  ---------------------
(State or Other Jurisdiction of    (Commission File No.)    (IRS Employer
     Incorporation)                                         Identification No.)


               7700 France Avenue South, Edina, Minnesota 55435
         -------------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (952) 842-5000
              ---------------------------------------------------
             (Registrant's telephone number, including area code)


         ------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

         On December 23, 2003, Net Perceptions, Inc. (the "Company") issued a press release announcing, among other things, that pursuant to the terms of the Company's Rights Agreement, dated June 1, 2001, between Net Perceptions, Inc. and Wells Fargo Bank Minnesota, N.A. ("Wells Fargo"), as Rights Agent, the Company and Wells Fargo had entered into an Amendment No. 1 to Rights Agreement, dated December 22, 2003, between the Company and Wells Fargo (the "Rights Agreement Amendment"). The Rights Agreement Amendment, among other things, provides that the rights issued thereunder will not be separately distributed to the Company's stockholders and become exercisable solely as a result of the commencement of a tender offer or exchange offer for all outstanding shares of the Company's common stock. In addition, the Rights Agreement Amendment provides that the rights will not "flip-in" and entitle a holder to purchase the Company's shares at a discount upon consummation of such an offer which results in the bidder beneficially owning at least 85% of the outstanding shares of the Company's common stock, excluding for purposes of determining the number of shares of common stock outstanding those shares owned by (1) directors who are also officers of Net Perceptions and (2) stock plans sponsored by the Company in which Company employee participants do not have the right to determine confidentially whether shares of Company common stock held subject to such plan(s) will be tendered in a tender offer or exchange offer. Pursuant to the Rights Agreement Amendment, the rights would also not be triggered by a subsequent merger of the Company with such a bidder in which the Company's stockholders receive the same consideration as was paid or issued in the tender offer or exchange offer. The Rights Agreement Amendment also clarifies that stockholders who enter into voting agreements or understandings solely regarding voting on the Company's proposed plan of liquidation and dissolution will not be deemed to beneficially own the shares owned by the other parties to such agreements or understandings.

         The foregoing summary of the Rights Agreement Amendment is subject to, and qualified in its entirety by, the Rights Agreement Amendment and the press release dated December 23, 2003, issued by the Company, attached as exhibits 4.1 and 99.1, respectively, and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

4.1 Amendment No. 1 to Rights Agreement, dated December 22, 2003, between Net Perceptions, Inc. and Wells Fargo Bank Minnesota, N.A., as
         Rights Agent

99.1     Press Release dated December 23, 2003.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NET PERCEPTIONS, INC.

                                                   By: /s/ Thomas M. Donnelly
Date: December 23, 2003                                -----------------------
                                                       Thomas M. Donnelly
                                                       President

                                 EXHIBIT INDEX

Exhibit No.       Description

4.1 Amendment No. 1 to Rights Agreement, dated December 22, 2003, between Net Perceptions, Inc. and Wells Fargo Bank
                  Minnesota, N.A., as Rights Agent

99.1              Press Release dated December 23, 2003.

                                                                   Exhibit 4.1


                      AMENDMENT NO. 1 TO RIGHTS AGREEMENT

         This AMENDMENT NO. 1 TO RIGHTS AGREEMENT (this "Amendment") is being entered into as of December 22, 2003 between Net Perceptions, Inc., a Delaware corporation (the "Company"), and Wells Fargo Bank Minnesota, N.A., as rights agent (the "Rights Agent").

         The Company and the Rights Agent are parties to a Rights Agreement dated as of June 1, 2001 (the "Rights Agreement").

         The Company's Board of Directors has adopted a Plan of Complete Liquidation and Dissolution which is expected to be submitted to the Company's stockholders for approval and adoption at a meeting of the Company's stockholders.

         Pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent may supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof. The Company now desires to amend the Rights Agreement as set forth in this Amendment and deems such amendment to be necessary and desirable. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreement herein set forth, the parties hereby agree as follows:

         1. AMENDMENT OF SECTION 1(d). Section 1(d) of the Rights Agreement is hereby amended to add the following sentence at the end thereof:

               "Notwithstanding anything in this Section 1(d) to the contrary, a Person (the "First Person") shall not be deemed to Beneficially Own securities Beneficially Owned by another Person solely as a result of, or the performance by a Person under, any agreement, arrangement or understanding between the First Person and such other Person solely with respect to the voting of any voting securities of the Company solely with respect to the Plan of Complete Liquidation and Dissolution (as it may be amended or supplemented from time to time) adopted by the Company's Board of Directors."

         2. AMENDMENT OF SECTION 1(ff). Section 1(ff) of the Rights Agreement is hereby amended in its entirety to read as follows:

               "(ff) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to
         Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such other than pursuant to a Qualified Offer or a Qualified Transaction."

         3. AMENDMENT OF SECTION 1. Section 1 of the Rights Agreement is hereby further amended to add the following subparagraph at the end thereof:

               "(ll) "Qualified Transaction" shall have the meaning set forth in Section 11(a)(ii) hereof."

         4. AMENDMENT OF SECTION 3(a). The first sentence of Section 3(a) of the Rights Agreement is hereby amended in its entirety and replaced with the following sentence:

               "Until the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board shall determine) after (A) the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) for less than the all outstanding shares of Common Stock is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act or (B) the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) which, at the time such tender or exchange offer is commenced, within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, is for all outstanding shares of Common Stock, is amended or supplemented such that such tender or exchange offer is for less than all outstanding shares of Common Stock, if (in the case of (A) or (B)) upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company)."

         5. AMENDMENT OF SECTION 11(a)(ii). Section 11(a)(ii) of the Rights Agreement is hereby amended in its entirety to read as follows:

               "(ii) In the event any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person (A) is a transaction set forth in Section 13(a) hereof, (B) is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by a majority of the members of the Board of Directors who are not officers of the Company and who are not representatives, nominees, Affiliates or Associates of an Acquiring Person, after receiving advice from one or more investment banking firms, to be (1) at a price which is fair to stockholders and not inadequate (taking into account all factors which such members of the Board deem relevant, including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (2) otherwise in the best interests of the Company and its stockholders (a "Qualified Offer"), or (C) is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock the consummation of which tender offer or exchange offer results in such Person becoming the Beneficial Owner of shares of Common Stock constituting at least 85% of the shares of Common Stock outstanding at the time of commencement of such tender offer or exchange offer (a "Qualified Transaction"), excluding for purposes of determining the number of shares of Common Stock outstanding (but not for purposes of determining the number of outstanding shares of Common Stock beneficially owned by such Person) those shares of Common Stock beneficially owned by (1) individuals, if any, who are directors and also officers of the Company and (2) stock plans sponsored by the Company, if any, in which Company employee participants do not have the right to determine confidentially whether shares of Common Stock held subject to such stock plan(s) will be tendered in a tender offer or exchange offer then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a
Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares")."

         6. AMENDMENT OF SECTION 13(d). Clause (i) of the first sentence of
Section 13(d) of the Rights Agreement is hereby amended in its entirety to read as follows:

               "(i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock which is a Qualified Offer or a Qualified Transaction as such terms are defined in Section 11(a)(ii) hereof (or a wholly owned subsidiary of any such Person or Persons),"

         7. EFFECTIVENESS. This Amendment shall be deemed effective as of the date first written above, as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

         8. MISCELLANEOUS. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely within the State of Delaware without giving effect to the principles of conflict of laws thereof. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument. If any provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.


                          [Signature Page To Follow]

         IN WITNESS WHEREOF, this Amendment has been duly executed by the Company and the Rights Agent as of the day and year first written above.


Attest:                                      NET PERCEPTIONS, INC.


/s/ Teresa J. Dery                           By: /s/ Thomas M. Donnelly
-------------------------                       ------------------------------
                                             Name:  Thomas M. Donnelly
                                             Title: President


Attest:                                      WELLS FARGO BANK MINNESOTA,
                                             N.A., as Rights Agent


/s/ Cindy Gesme                             By: /s/ Cheryl Kelly
-------------------------                       -------------------------------
                                            Name:  Cheryl Kelly
                                            Title: Account Manager

                                                                  Exhibit 99.1


Contact:
Tom Donnelly
President and Chief Financial Officer
Net Perceptions, Inc.
952-842-5400
tdonnelly@netperceptions.com



              Net Perceptions Announces Amendment of Rights Plan;
       Company Addresses Unsolicited Obsidian Enterprises Exchange Offer

MINNEAPOLIS - Net Perceptions, Inc. (Nasdaq: NETP) today announced that it has amended its Stockholder Rights Plan so that the rights issued thereunder will not be separately distributed to Net Perceptions stockholders and become exercisable solely as a result of the commencement of a tender offer or exchange offer for all outstanding shares of Net Perceptions common stock. In addition, the amendment provides that the rights will not "flip-in" and entitle a holder to purchase Net Perceptions shares at a discount upon consummation of such an offer which results in the bidder beneficially owning at least 85% of the outstanding shares of Net Perceptions common stock, excluding for purposes of determining the number of shares of common stock outstanding those shares owned by directors who are also officers of Net Perceptions. Pursuant to the amendment, the rights will also not be triggered by a subsequent merger of Net Perceptions with such a bidder in which Net Perceptions stockholders receive the same consideration as was paid or issued in the tender offer or exchange offer. The amendment also clarifies that stockholders who enter into voting agreements or understandings solely regarding voting on Net Perceptions' proposed plan of liquidation and dissolution will not be deemed to beneficially own the shares owned by the other parties to such agreements or understandings. A copy of the amendment to the Stockholder Rights Plan is being filed today with the SEC as an exhibit to a current report on Form 8-K, and the foregoing description of the amendment is qualified in its entirety by reference to such copy.

Separately, Net Perceptions stated that the unsolicited exchange offer of Obsidian Enterprises, Inc. for shares of Net Perceptions common stock was and is being considered by Net Perceptions' board of directors, and that on or before December 31, 2003, Net Perceptions will advise its stockholders whether it recommends acceptance or rejection of the offer, expresses no opinion and remains neutral toward the offer, or is unable to take a position with respect to the offer, and the reasons for its position. Accordingly, Net Perceptions requests that Net Perceptions' stockholders defer making a determination whether to accept or reject the offer until its board of directors makes its formal recommendation.

Additional Information About the Plan of Liquidation and Where to Find It
-------------------------------------------------------------------------

In connection with the proposed plan of complete liquidation and dissolution, on November 4, 2003, Net Perceptions filed with the Securities and Exchange Commission (SEC) preliminary forms of, and may file with the SEC revised preliminary and definitive forms of, a proxy statement and other relevant materials. SECURITY HOLDERS OF NET PERCEPTIONS SHOULD READ THE APPLICABLE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NET PERCEPTIONS AND THE PLAN OF LIQUIDATION. Investors and security holders may obtain a copy of the applicable proxy statement and such other relevant materials (when and if they become available), and any other documents filed by Net Perceptions with the SEC, for free at the SEC's web site at www.sec.gov, or for free from Net Perceptions by directing a request to: Net Perceptions, Inc., 7700 France Avenue South, Edina, Minnesota 55435, Attention: President.

Net Perceptions and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Net Perceptions' stockholders with respect to the proposed Plan of Complete Liquidation and Dissolution. Information regarding the direct and indirect interests of Net Perceptions' executive officers and directors in the proposed Plan of Complete Liquidation and Dissolution is included in the preliminary form of, and will be included in any revised preliminary and definitive form of, the proxy statement filed with the SEC in connection with such proposed Plan.